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                                                                 EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 26, 1998, included in the United Air Lines, Inc. Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.



                               /s/ Arthur Andersen LLP
                               ------------------------
                                   ARTHUR ANDERSEN LLP



Chicago, Illinois
March 6, 1998